                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number 811-05620


                       The Zweig Total Return Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                                 900 Third Ave
                              New York, NY 10022
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

              Kevin J. Carr, Esq.
      Chief Legal Officer and Secretary for      John H. Beers, Esq.
                   Registrant                Vice President and Secretary
         Phoenix Life Insurance Company     Phoenix Life Insurance Company
                One American Row                   One American Row
            Hartford, CT 06103-2899            Hartford, CT 06103-2899
-------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 800-272-2700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS
Daniel T. Geraci
Director, Chief Executive Officer and President

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4133                                                                    Q4-05

      Annual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      December 31, 2005


                                    [GRAPHIC]

                                                               February 6, 2006

Dear Fellow ZTR Shareholder:

   For the quarter ended December 31, 2005, The Zweig Total Return Fund's net asset value increased 2.37%, including $0.131 per share in reinvested distributions. The Fund's overall exposure to the bond and equity markets for the quarter was approximately 91%.

   For the year ended December 31, 2005, the Fund's net asset value increased 4.45%, including reinvested distributions. The Fund's overall exposure to the bond and equity markets for the year was approximately 89%.

   As previously announced, the Fund's distribution for the quarter ended December 31, 2005 was $0.044 per share, payable January 10, 2006 to shareholders of record on December 30, 2005.

   Thank you for your continued investment in The Zweig Total Return Fund. For more current information on performance and holdings, please visit the Individual Investors section of our Web site, PhoenixFunds.com.

              Sincerely,

              /s/ Daniel T. Geraci
              Daniel T. Geraci
              Director, Chief Executive Officer and President
              The Zweig Total Return Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on December 31, 2005 was 59%, with average duration (a measure of interest rate sensitivity) of 5.3 years. This compares with our bond exposure of 61%, with average duration of 4.7 years, on September 30, 2005. If we were fully invested, 62.5% of our portfolio would be in bonds and 37.5% in stocks. Consequently, with 59% in bonds, we are at about 94% of a full position (59%/62.5%).

   Although the Federal Reserve (the "Fed") tightened the federal funds rate by 200 basis points from 2.25% at the beginning of the year to 4.25% by the end, the benchmark 10-year Treasury note backed up only slightly from 4.21%, to end the year at 4.39%. The front end of the yield curve of shorter-dated maturities, which are more sensitive to the Fed's moves, did not fare as well. However, including the amount of coupon payments, overall bonds did provide a modest positive return on the year, with the Lehman Government Bond Index gaining 2.65% for the year. We are pleased to report that the bond portion of our portfolio beat the index, with a return of 3.18% for the year.

   While the relatively unchanged yield in the 10-year Treasury note would seem to imply that there was not much bond market activity, that was not the case. The bond market whipped back and forth several times in 2005, with yields ranging from a low of just under 3.5% to a high of nearly 4.7%. The volatility in bonds was due to global political uncertainties, sharply higher oil prices, and the corresponding debate over whether that would be inflationary or slow the economy, as well as uncertainty about how aggressive the Fed would be on monetary policy changes. (A fuller discussion about the Fed's policy and its implications appears in the equity portion of the report which follows.)

   Oil prices, and the prices of many commodities, soared during the year, which many economists view as inflationary. However, there are some who feel that many price shocks as they are called, become self-correcting, and actually slow the economy. For example, if consumers pay 50% more at the pump for gasoline, they ultimately cut back on driving and spend less on discretionary items. The net result is that the economy actually slows, with higher gas prices offset by lower prices for other goods. The jury is still out on that question, and the bond market has yet to make up its mind as well.

   Global uncertainties are usually a "good" thing for government bonds which are generally viewed as a safe haven relative to corporate bonds and stocks. With the ongoing war in Iraq, the dispute about Iran's nuclear weapons program, and the mid-term elections, political uncertainties are likely to continue.

   As of this writing, we are slightly cautious on the bond market, with our model reading a four out of 10, with 10 the most bullish. Sentiment remains bearish, which, as contrarians, keeps us somewhat positive on the bond market. The tape action is a slight negative and the yield curve, as of this writing, is already nearly inverted. However, as always, we remain flexible and will follow the dictates of our discipline and our models.

   Our exposure to U.S. common stocks was 29% on December 31, 2005, compared with 31% on September 30, 2005. At 29%, we are at about 77% of a full position (29%/37.5%).

   The domestic stock markets ended 2005 with a whimper, with the Dow Jones Industrial Average/SM/ virtually unchanged from a year ago. It was the smallest annual change since 1926 but it still left the Dow in negative territory for the year for the first time since 2002. The other major U.S. markets did somewhat better with the S&P 500(R) Index gaining 3% and the NASDAQ Composite(R) Index inching up just 1.4%. While the U.S. markets were biding their time, the overseas exchanges surged ahead. In Japan, the Nikkei-225 Index soared 40.2%, its best score since 1986. In Europe, the stock markets in Germany, France, Switzerland, and the Netherlands each climbed more than 20% while Britain's rose 16.7% and Italy's 15.5%. Russia's trade index shot up a sensational 61.8%.

   Perhaps a major reason for the disparity and results between the U.S. and world markets was the Federal Reserve's actions. As widely expected, the Fed raised its short-term interest rate from 4% to 4.25% in December. It was the thirteenth consecutive quarter-point hike since July 2004 when the rate stood at 1%, a 46-year low. Yet this time around, the Fed no longer called its rate policy "accommodative" and left out its familiar refrain that it would raise rates at a "measured pace." It added, however, that some further increases are "likely to be needed."

   A measure of clarification came in early January when the Fed indicated that it was close to ending its series of rate increases, saying "The number of additional firming steps probably would not be large." Although the Fed also said future decisions will be based on economic data, investors took a bullish view and the Dow jumped 1.2% on the day of the news and launched a New Year's rally that lifted the index above 11,000 for the first time since 2001.

   We don't think the Fed itself knows if there is light at the end of the interest rate tunnel. With Ben Bernanke replacing Alan Greenspan as Fed Chairman on February 1, we think the Fed will be a little more hawkish at the beginning, favoring interest rate increases, at least in its statements. In any event, we believe we will see one or two more hikes. After that, the Fed may be more inclined to look at the inflation numbers and react.

   Interest rates also made market news when the yield curve inverted briefly. That happens when long-term interest rates fall below short-term interest rates. At the year-end, the two-year Treasury note yielded about 4.4%, which was higher than the 4.39% of the 10-year Treasury note. It was the first such occurrence in five years. Financial history buffs contend that such an event is a harbinger of a recession.

   Although much has been written about the relationship between the two-year note and the 10-year, we think it is more important to compare the 3-month yield to the 10- year yield. Right now they are about even. Historically, over the past 52 years when short rates have been 95% or more of the long rate (more would represent an inverted curve), the S&P has gone down approximately 11% on an annualized basis. When the short rate has been 95% or less than the long rate (less would be kind of a normal yield curve), the market has gone up almost 12%. This time the curve has inverted because the short rate has gone up while the long rate has been fairly flat. That seems a more neutral yield curve. However, if bond yields rise toward 5%, we'd start to get concerned.

   While the inverted yield curve was a new twist, the U.S. trade deficit was an old story. It widened by $3 billion in October to $68.9 billion and is on track to top last year's record of $618 billion. The growing gap is causing some analysts to reduce their estimates of the country's economic growth. In our view, it is hard to pinpoint the impact of the trade gap on the economy or the stock market. It seems to have become a way of life for us. Interestingly, there may be a positive side. Foreigners have excess dollars because they are exporting more to the U.S. than they are buying from us. Some of these countries, including Japan and China, are using their dollars to buy our Treasuries, keeping yields down. This actually is good for our economy because if bond yields are okay, it helps keep the housing sector from falling apart.

   The long-running housing boom, which some analysts now call a bubble, has been a strong underpinning for the economy. It is showing contradictory trends. The U.S. Labor Department reported that new housing starts increased 5.3% in November to an annual rate of 2.2 million and 17.5% above the same month last year. Meanwhile the U.S. Commerce Department reported that sales of newly built homes fell 11% in November from October, the largest decline since 1994.

   It seems that the housing market is cooling down but the problem is not universal. It depends on location. In hotspots such as Boston, New York, Washington, South Florida, California, Nevada, and a few other regions, the market has been red hot or even white hot. For example, there has been a lot of speculation in south Florida where there is overbuilding and condo flipping has become a widespread pastime. But in other areas such as Texas and much of the Midwest, there has been no boom to speak of and prices seem normal. We'd be mainly concerned about those regions where there is a huge amount of speculation and prices have gone up 30% or 40% a year.

   As far as the U.S. overall economy is concerned, the economic signals are mixed. The gross domestic product grew 4.1% in the third quarter, the fastest pace since early 2004, according to the Commerce Department. The agency also reported that productivity spurted 4.7% in the quarter, the fastest rate in two years. However the Institute for Supply Management reported that its manufacturing index fell to 54.2 in December from 58.1 in November, the biggest drop since July of 2002. Despite the clouds on the horizon, the Conference Board reported that its Consumer Confidence Index climbed to 103.6 in December from 98.3 in November.

   We think the economy is fairly strong but is slowing somewhat. Short-term rates and high energy prices are having a dampening effect on the margin but we don't see any signs of recession. Although the previously cited yield curve inversion has correctly forecast some recessions in the past, it is by no means a sure thing. Sometimes the curve inverts and you don't get a recession. As mentioned, we don't believe this inversion is significant unless long-term rates also go up.

   Some currency analysts had expected the U.S. dollar would weaken to redress the trade imbalance. Instead the dollar ended the year 14.6% stronger against the euro and 15.2% stronger against the yen, hitting a two-year high in both cases. Despite intensive testing, we just can't find any relationship between the value of the dollar and the stock market. Sometimes a strong dollar is bullish and sometimes it is bearish. The same holds true for a weak dollar. However, the value of the dollar does impact international companies. If they earn euros or yen, a strong dollar dilutes their profits and a weak dollar enhances their offshore earnings.

   Although the stock market last year was as thin as it was flat, the volume of options trading increased at a record rate for the thirteenth time in fourteen years, according to the Options Clearing Corporation. In the U.S., over 1.5 billion options were traded, an increase of 27% from last year. We don't think the increase in options activity tells you much except that there are more hedge funds around. Hedge funds are more likely to use options than individual investors or even traditional institutional investors. The market is affected if option trades are excessively bullish or bearish. Of course, when they get too one-sided, often they are wrong.

   While initial public offerings (IPOs) grew strongly overseas, they declined in number and dollar volume in the U.S., according to Thomson Financial. Domestic deals in 2005 dropped to 215 IPOs with a dollar volume of $36.1 billion from 257 deals and a dollar volume of $45 billion in 2004. Although the U.S. was the only major world power to show a decline in both IPOs and the dollar value, the activity here was not exactly slow. It is just that the domestic market was not as hot as foreign markets. One doesn't normally see a hot IPO market unless the market itself is strong.

   We recently saw a significant increase in industrial capital spending. In the third quarter, companies in the S&P 500 Index boosted their capital expenditures by 24% over the 2004 period, according to Thomson Financial. Capital spending had declined on an annual basis between the third quarter of 2001 and the fourth quarter of 2003. Since then, there has been an average gain of 9% each quarter.

   The current surge follows the recession we had in the early part of the decade when capital spending was cut back tremendously, especially in information technology. That is an area where capital spending is extremely strong. As far as the stock market is concerned there is a paradox here. When you're in the depths of a recession, it is usually a good time to buy stock. On the flip side, if you're in an economic boom and capital spending is too intense, that is probably a good time to sell. We are not saying we are in an economic boom but if capital spending gets out of sight, it is probably more of a negative than a positive.

   Standard & Poor's estimates that the earnings of the companies in its S&P 500 Index last year increased 13.3% over 2004. The fourth quarter year-to-year gain was estimated at 13.6%. These are pretty good numbers -- even when adjusted for inflation. With inflation up about 2%, we are talking about earnings being up over 11%. Such earnings would not be surprising early in a business recovery. However, we are about four years into a recovery and these are really strong profits. You typically will not see earnings grow at such a rate in the long run.

   Strong earnings boosted many companies to sharply increase their dividends and stock buybacks last year. Standard & Poor's also reported that firms in the S&P 500 Index paid a record $202 billion in dividends last year, up 11% from 2004. Buybacks came to $315 billion up 60% from the previous peak of $197 billion in 2004. Combined dividends and stock buybacks were up 37% for the year.

   These figures reflect a huge amount of corporate cash. Aside from corporations, there is substantial excess cash in the hands of leverage buyout firms and some hedge funds that participate in such ventures. They have hundreds of billions of dollars to put into play. Whether this cash hoard is used to increase dividends, expand buyouts, or buy other companies, it is the most bullish factor in the stock market right now.

   As far as valuations are concerned, S&P 500 companies ended 2005 trading at
19.1 times earnings over the past year. There was very little change from the
18.6 times earnings at the end of the third quarter and 20.5 at the start of the year. While not totally off the charts, these figures do not look cheap to us. That won't happen until the market gets down to 10 times earnings or less.

   Financial advisors continue to be very optimistic about the direction of the stock market. Investors Intelligence reported that its year-end poll of financial advisors showed 64% bulls and 20.8% bears. At the end of the third quarter, the bulls numbered 53.2% and the bears were at 26.6%. This compares with 62.9% bulls and 19.6% bears at the start of last year. While we don't know if the current optimism level is off the wall, it is pretty high.

   Looking ahead, there is one slight possible negative for the market relating to the presidential election cycle. Statistically, the post-election year and the mid-term year, which we are now in, have not been great years. Based on historical performance, the next pre-election year (2007) and election year
(2008) would turn out to be better years according to this cycle.

   While we are not strongly supportive of this particular thesis, data going back to 1949 indicates a significant market bottom occurs about every four years. Our last bottom was in 2002, and it's possible we may experience the next bottom in 2006. However, we are far from convinced that this will be the case. At this writing, we would call our investment posture for equities either high neutral or slightly positive.

              Sincerely,

                                                  [GRAPHIC]


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   In accordance with our Fund's investment policy guidelines, all of our bonds are U.S. Government and agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing market conditions.

   Our top equity sectors as of December 31, 2005, included financials, information technology, health care, consumer staples, and industrials. While there were changes in allocation amounts, all of these sectors appeared in our previous quarterly report. During the fourth quarter, we added to our positions in financials and information technology and trimmed our holdings in industrials and materials.

   As of December 31, 2005, our leading individual positions included Allstate, Bank of America, Bristol-Myers Squibb, Dow Chemical, Huntington Bancshares, Kimberly Clark, Merck, NASDAQ 100 Trust, Nokia, and Wachovia. Although there were no changes in shares held, Kimberly Clark, Merck, Nokia, and Wachovia are new to this listing. We trimmed our holdings in ConocoPhillips, National City, PNC Financial Services, and Wells Fargo, which are no longer on our list of top positions.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

The preceding information is the opinion of the portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forcasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 6.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Benchmark Index for The Zweig Total Return Fund: A composite index consisting of 62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index.

Conference Board's Consumer Confidence Index: A monthly measure of consumer confidence based on a representative sample of 5,000 U.S. households surveyed.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross domestic product (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Initial public offering (IPO): A company's first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

Lehman Brothers Government Bond Index: Measures U.S. Treasury and Agency securities with a remaining maturity of one year or more. The index is calculated on a total return basis.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

Nikkei 225 Index: Index of 225 leading stocks traded on the Tokyo Stock Exchange. It is similar to the Dow Jones Industrial Average (DJIA) because it is composed of representative blue chip companies.

Options Clearing Corporation (OCC): The largest clearing organization in the world for options, founded in 1973.

S&P 500(R) Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Yield curve: A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.



Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                                    [CHART]

                       THE ZWEIG TOTAL RETURN FUND, INC.
                           Sector Weightings 12/31/05
                      (as a percentage of total investments
                           plus securities sold short)

               U.S. Government Securities                 54%
               Financials                                  9%
               Information Technology                      6%
               Agency Non-Mortgage Backed Securities       5%
               Health Care                                 5%
               Consumer Staples                            4%
               Industrials                                 3%
               Other                                      14%

                       THE ZWEIG TOTAL RETURN FUND, INC.

Ten Largest Holdings at December 31, 2005 (as a percentage of net assets)/(g)/

1. U.S. Treasury Note 3.50%, 11/15/06.. 8.1%  6. FNMA 3.15%, 5/28/08................ 5.2%
2. U.S. Treasury Note 3%, 2/15/08...... 7.5%  7. U.S. Treasury Bond 7.50%, 11/15/16. 5.1%
3. U.S. Treasury Bond 8.75%, 5/15/17... 6.2%  8. U.S. Treasury Bond 8.875%, 2/15/19. 4.4%
4. U.S. Treasury Bond 9.25%, 2/15/16... 5.7%  9. U.S. Treasury Bond 6.125%, 11/15/27 4.3%
5. U.S. Treasury Inflation Indexed Note
 1.625%, 1/15/15....................... 5.5% 10. U.S. Treasury Note 4%, 11/15/12.... 3.7%

               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                               December 31, 2005

                                                              Par
                                                            (000's)     Value
                                                            -------  ------------
   INVESTMENTS
   U.S. GOVERNMENT SECURITIES                      53.39%
   U.S. TREASURY BONDS -- 28.52%
      U.S. Treasury Bond 6.125%, 11/15/27/(d)/..........    $17,500  $ 21,117,582
      U.S. Treasury Bond 6.375%, 8/15/27................     11,500    14,246,074
      U.S. Treasury Bond 7.50%, 11/15/16................     20,000    25,121,880
      U.S. Treasury Bond 8.75%, 5/15/17.................     22,000    30,210,466
      U.S. Treasury Bond 8.875%, 2/15/19................     15,000    21,330,465
      U.S. Treasury Bond 9.25%, 2/15/16.................     20,000    27,716,400
                                                                     ------------
                                                                      139,742,867
                                                                     ------------
   U.S. TREASURY NOTES -- 24.87%
      U.S. Treasury Inflation Indexed Note 1.625%,
        1/15/15/(f)/....................................     27,000    27,132,852
      U.S. Treasury Note 3%, 2/15/08....................     38,000    36,929,768
      U.S. Treasury Note 3.50%, 11/15/06................     40,000    39,685,920
      U.S. Treasury Note 4%, 11/15/12...................     18,500    18,101,824
                                                                     ------------
                                                                      121,850,364
                                                                     ------------
          Total U.S. Government Securities (Identified Cost
            $261,218,332)....................................         261,593,231
                                                                     ------------
   AGENCY NON-MORTGAGE BACKED SECURITIES            5.23%
      FNMA 3.15%, 5/28/08...............................     26,570    25,625,171
                                                                     ------------
          Total Agency Non-Mortgage Backed
            Securities (Identified Cost $26,633,529).........          25,625,171
                                                                     ------------

                       See notes to financial statements

                                                        Number of
                                                         Shares      Value
                                                        --------- -----------
   DOMESTIC COMMON STOCKS                        30.38%
   CONSUMER DISCRETIONARY -- 1.97%
      Comcast Corp. Class A/(b)/....................      44,000  $ 1,142,240
      McDonald's Corp...............................      92,000    3,102,240
      NIKE, Inc. Class B............................      30,000    2,603,700
      Omnicom Group, Inc............................      12,000    1,021,560
      Viacom, Inc. Class B..........................      54,000    1,760,400
                                                                  -----------
                                                                    9,630,140
                                                                  -----------
   CONSUMER STAPLES -- 3.71%
      Archer Daniels Midland Co.....................     124,000    3,057,840
      Costco Wholesale Corp.........................      57,000    2,819,790
      Kimberly-Clark Corp...........................      64,000    3,817,600
      PepsiCo, Inc..................................      57,000    3,367,560
      Procter & Gamble Co...........................      64,000    3,704,320
      Ralcorp Holdings, Inc.........................      36,000    1,436,760
                                                                  -----------
                                                                   18,203,870
                                                                  -----------
   ENERGY -- 2.53%
      Burlington Resources, Inc.....................      31,000    2,672,200
      ConocoPhillps.................................      49,000    2,850,820
      Halliburton Co................................      42,000    2,602,320
      Occidental Petroleum Corp.....................      38,000    3,035,440
      Valero Energy Corp............................      24,400    1,259,040
                                                                  -----------
                                                                   12,419,820
                                                                  -----------
   FINANCIALS -- 8.40%
      Allstate Corp.................................      83,000    4,487,810
      Bank of America Corp./(d)/....................     100,000    4,615,000
      Goldman Sachs Group, Inc......................      21,000    2,681,910
      Huntington Bancshares, Inc....................     186,000    4,417,500
      Merrill Lynch & Co., Inc......................      43,000    2,912,390
      Morgan Stanley................................      66,000    3,744,840
      National City Corp............................      95,000    3,189,150
      New York Community Bancorp, Inc...............     209,000    3,452,680
      PNC Financial Services Group, Inc.............      60,000    3,709,800
      Wachovia Corp.................................      80,000    4,228,800
      Wells Fargo & Co..............................      59,000    3,706,970
                                                                  -----------
                                                                   41,146,850
                                                                  -----------
   HEALTH CARE -- 4.44%
      Amgen, Inc./(b)/..............................      34,000    2,681,240
      Bard (C.R.), Inc..............................      25,000    1,648,000
      Bristol-Myers Squibb Co.......................     192,000    4,412,160
      Gilead Sciences, Inc./(b)/....................      51,000    2,684,130

                       See notes to financial statements

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   HEALTH CARE (CONTINUED)
      Merck & Co., Inc.................................     140,000   $  4,453,400
      Pfizer, Inc......................................     135,000      3,148,200
      UnitedHealth Group, Inc..........................      44,000      2,734,160
                                                                      ------------
                                                                        21,761,290
                                                                      ------------
   INDUSTRIALS -- 3.35%
      AMR Corp. /(b)/..................................     114,000      2,534,220
      Boeing Co. (The).................................      41,000      2,879,840
      Continental Airlines, Inc. Class B/(b)/..........     144,000      3,067,200
      General Electric Co..............................      90,000      3,154,500
      L-3 Communication Holdings, Inc./(d)/............      21,000      1,561,350
      Norfolk Southern Corp............................      72,000      3,227,760
                                                                      ------------
                                                                        16,424,870
                                                                      ------------
   INFORMATION TECHNOLOGY -- 4.75%
      Cisco Systems, Inc./(b)/.........................     118,000      2,020,160
      Dell, Inc./(b)/..................................      73,000      2,189,270
      EMC Corp./(b)/...................................     190,000      2,587,800
      Hewlett-Packard Co...............................     103,000      2,948,890
      Intel Corp.......................................     126,000      3,144,960
      International Business Machines Corp.............      32,000      2,630,400
      Microsoft Corp...................................     108,000      2,824,200
      QUALCOMM, Inc....................................      58,000      2,498,640
      VeriSign, Inc./(b)/..............................     111,000      2,433,120
                                                                      ------------
                                                                        23,277,440
                                                                      ------------
   MATERIALS -- 1.23%
      Dow Chemical Co./(d)/............................      96,000      4,206,720
      Freeport-McMoRan Copper & Gold, Inc. Class B.....      34,000      1,829,200
                                                                      ------------
                                                                         6,035,920
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $130,266,262).....................................         148,900,200
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      3.70%
   CONSUMER DISCRETIONARY -- 1.02%
      Honda Motor Co. Ltd. ADR (Japan)/(d)/............      80,000      2,317,600
      Sony Corp. ADR (Japan)...........................      66,000      2,692,800
                                                                      ------------
                                                                         5,010,400
                                                                      ------------
   FINANCIALS -- 0.71%
      Deutsche Bank AG (Germany).......................      36,000      3,487,320
                                                                      ------------
   HEALTH CARE -- 0.58%
      Sanofi-Aventis ADR (France)......................      64,000      2,809,600
                                                                      ------------

                       See notes to financial statements

                                                        Number of
                                                         Shares          Value
                                                        ---------  ------------
INFORMATION TECHNOLOGY -- 1.39%
   Amdocs Ltd. (United States)/(b)/.................      97,000   $  2,667,500
   Nokia OYJ ADR (Finland)..........................     227,000      4,154,100
                                                                   ------------
                                                                      6,821,600
                                                                   ------------
       Total Foreign Common Stocks (Identified Cost
         $15,392,123)......................................          18,128,920
                                                                   ------------
EXCHANGE TRADED FUNDS                           1.63%
   iShares MSCI Japan Index Fund....................     240,000      3,244,800
   NASDAQ-100 Shares................................     117,000      4,729,140
                                                                   ------------
       Total Exchange Traded Funds (Identified Cost
         $7,250,585).......................................           7,973,940
                                                                   ------------
       Total Long Term Investments -- 94.33% (Identified
         Cost $440,760,831)................................         462,221,462
                                                                   ------------

                                                           Par
                                                         (000's)
                                                        ---------
SHORT-TERM INVESTMENTS                          5.08%
COMMERCIAL PAPER/(e)/ -- 5.08%
   BMW US Capital Corp. 4.10%, 1/3/06...............    $ 10,000      9,997,722
   Estee Lauder 4.12%, 1/3/06.......................       4,900      4,898,879
   Rabobank USA 4.13%, 1/3/06.......................      10,000      9,997,708
                                                                   ------------
       Total Commercial Paper (Identified Cost $24,894,309)          24,894,309
                                                                   ------------
       Total Short-Term Investments (Identified Cost
         $24,894,309)......................................          24,894,309
                                                                   ------------
       Total Investments (Identified Cost $465,655,140) --
         99.41%............................................         487,115,771/(a)/
       Securities Sold Short (Proceeds $11,159,598) --
         (2.95)%...........................................         (14,447,010)
       Other Assets Less Liabilities -- 3.54%..............          17,357,963
                                                                   ------------
       Net Assets -- 100.00%...............................        $490,026,724
                                                                   ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $28,932,584 and gross depreciation of $10,660,873 for federal income tax purposes. At December 31, 2005, the aggregate cost of securities for federal income tax purposes was $468,844,060.
 (b) Non-income producing.
 (c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria in
     Note 2F "Foreign security country determination" in the Notes to Financial Statements.
 (d) Position, or a portion thereof, has been segregated to collateralize securities sold short.
 (e) The rate shown is the discount rate.
 (f) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
 (g) Table excludes short-term investments.

                       See notes to financial statements

                                                     Number of
                                                      Shares        Value
                                                     --------- -----------
 SECURITIES SOLD SHORT
 DOMESTIC COMMON STOCKS                        1.75%
 CONSUMER DISCRETIONARY -- 0.95%
    Wendy's International, Inc...................     84,000   $ 4,641,840
 MATERIALS -- 0.80%
    Nucor Corp...................................     58,000     3,869,760
                                                               -----------
        Total Domestic Common Stocks (Proceeds $5,717,701)       8,511,600
                                                               -----------
 EXCHANGE TRADED FUNDS                         1.20%
    iShares Russell 2000 Index Fund..............     89,000     5,935,410
                                                               -----------
        Total Exchange Traded Funds (Proceeds $5,441,897)        5,935,410
                                                               -----------
        Total Securities Sold Short (Proceeds $11,159,598)     $14,447,010/(h)/
                                                               ===========

--------
 (h) Federal Tax information: Net unrealized depreciation of securities sold short is comprised of gross appreciation of $0 and gross depreciation of $3,287,412 for federal income tax purposes. At December 31, 2005, the aggregate proceeds of securities sold short for federal income tax purposes was ($11,159,598).

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2005

   ASSETS
      Investments, at value (Identified cost $465,655,140)..... $487,115,771
      Cash.....................................................       17,152
      Deposits with broker for securities sold short...........   14,573,230
      Interest receivable......................................    3,096,861
      Dividends receivable.....................................      275,245
      Prepaid expenses.........................................       74,260
      Tax reclaims receivable..................................        4,700
                                                                ------------
          Total Assets.........................................  505,157,219
                                                                ------------
   LIABILITIES
      Securities sold short, at value (Proceeds $11,159,598)...   14,447,010
      Accrued advisory fees (Note 4)...........................      290,951
      Accrued administration fees (Note 4).....................       54,034
      Accrued directors fees...................................       39,000
      Dividends on short sales.................................       37,700
      Other accrued expenses...................................      261,800
                                                                ------------
          Total Liabilities....................................   15,130,495
                                                                ------------
   NET ASSETS                                                   $490,026,724
                                                                ============
   NET ASSET VALUE PER SHARE
      ($490,026,724 / 92,891,488 shares outstanding -- Note 6). $       5.28
                                                                ============

   Net Assets Consist of:
      Capital paid-in.......................................... $498,685,054
      Undistributed net investment income......................    1,093,308
      Accumulated net realized loss on investments.............  (27,924,857)
      Net unrealized appreciation on investments...............   21,460,631
      Net unrealized depreciation on securities sold short.....   (3,287,412)
                                                                ------------
   Net Assets                                                   $490,026,724
                                                                ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                         Year Ended December 31, 2005

INVESTMENT INCOME
   Income
       Interest.................................................................. $12,894,980
       Dividends (net of foreign withholding taxes of $30,397)...................   3,560,565
                                                                                  -----------
              Total Investment Income............................................  16,455,545
                                                                                  -----------
   Expenses
       Investment advisory fees..................................................   3,511,302
       Administrative fees.......................................................     652,099
       Transfer agent fees.......................................................     237,625
       Printing and postage fees.................................................     272,146
       Professional fees.........................................................     168,846
       Directors' fees and expenses..............................................     130,785
       Registration fees.........................................................      88,816
       Custodian fees............................................................      58,338
       Miscellaneous.............................................................     211,028
                                                                                  -----------
          Expenses prior to dividends on short sales.............................   5,330,985
       Dividends on short sales..................................................     207,336
                                                                                  -----------
              Total Expenses.....................................................   5,538,321
       Less custodian fees paid indirectly.......................................        (467)
                                                                                  -----------
              Net Expenses.......................................................   5,537,854
                                                                                  -----------
                 Net Investment Income (loss)....................................  10,917,691
                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments...............................................................  16,773,412
       Short sales...............................................................    (541,012)
       Options...................................................................    (252,262)
       Foreign currency transactions.............................................          25
   Net change in unrealized appreciation (depreciation) on:
       Investments...............................................................  (6,250,524)
       Short sales...............................................................  (2,466,185)
       Foreign currency translation..............................................        (279)
                                                                                  -----------
          Net realized and unrealized gain (loss)................................   7,263,175
                                                                                  -----------
          Net increase (decrease) in net assets resulting from operations........ $18,180,866
                                                                                  ===========

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended        Year Ended
                                                                       December 31, 2005 December 31, 2004
                                                                       ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income (loss)...................................   $ 10,917,691      $ 11,106,848
       Net realized gain (loss).......................................     15,980,163        12,190,022
       Net change in unrealized appreciation (depreciation)...........     (8,716,988)        4,985,380
                                                                         ------------      ------------
          Net increase (decrease) in net assets resulting from
            operations................................................     18,180,866        28,282,250
                                                                         ------------      ------------
   Dividends and distributions to shareholders from
       Net investment income..........................................    (14,086,185)      (13,079,252)
       Net realized short-term gains..................................    (13,822,268)       (8,607,364)
       Tax return of capital..........................................    (22,346,347)      (10,182,121)
                                                                         ------------      ------------
          Total dividends and distributions to shareholders...........    (50,254,800)      (31,868,737)
                                                                         ------------      ------------
          Net increase (decrease) in net assets.......................    (32,073,934)       (3,586,487)
NET ASSETS
   Beginning of period................................................    522,100,658       525,687,145
                                                                         ------------      ------------
   End of period (including undistributed net investment
     income of $1,093,308 and $1,811,178, respectively)...............   $490,026,724      $522,100,658
                                                                         ============      ============


                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

         (Selected data for a share outstanding throughout each year)


                                                                                    Year Ended December 31,
                                                                      ---------------------------------------------------
                                                                         2005      2004       2003       2002    2001/(3)/
                                                                      --------   --------  --------   --------   --------
Per Share Data
Net asset value, beginning of period................................. $   5.62   $   5.70  $   5.81   $   6.63   $   7.48
                                                                      --------   --------  --------   --------   --------
Income from Investment Operations
   Net investment income (loss)/(4)/.................................     0.12       0.12      0.09       0.15       0.18
   Net realized and unrealized gains (losses)........................     0.08       0.18      0.27      (0.35)     (0.32)
                                                                      --------   --------  --------   --------   --------
Total from investment operations.....................................     0.20       0.30      0.36      (0.20)     (0.14)
                                                                      --------   --------  --------   --------   --------
Anti-dilutive effect of share repurchase program.....................       --         --        --         --         --
                                                                      --------   --------  --------   --------   --------
Dividends and Distributions
   Dividends from net investment income..............................    (0.15)     (0.14)    (0.12)     (0.17)     (0.22)
   Distributions from net realized gains.............................    (0.15)     (0.09)       --         --         --
   Tax return of capital.............................................    (0.24)     (0.11)    (0.35)     (0.45)     (0.49)
   Dilutive effect of common stock distributions.....................       --      (0.04)       --         --         --
                                                                      --------   --------  --------   --------   --------
   Total dividends and distributions.................................    (0.54)     (0.38)    (0.47)     (0.62)     (0.71)
                                                                      --------   --------  --------   --------   --------
   Change in net asset value.........................................    (0.34)     (0.08)    (0.11)     (0.82)     (0.85)
                                                                      --------   --------  --------   --------   --------
   Net asset value, end of period.................................... $   5.28   $   5.62  $   5.70   $   5.81   $   6.63
                                                                      ========   ========  ========   ========   ========
   Market value, end of period/(1)/.................................. $   4.70   $   5.35  $   5.01   $   5.49   $   7.05
                                                                      ========   ========  ========   ========   ========
Total investment return/(2)/.........................................    (2.54)%    14.89%    (0.40)%   (14.06)%    18.73%
                                                                      ========   ========  ========   ========   ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands)............................. $490,027   $522,101  $525,687   $532,763   $601,655
Ratio of expenses to average net assets (excluding dividends on short
 sales)..............................................................     1.06%      1.28%     1.03%      0.99%      1.04%
Ratio of expenses to average net assets (including dividends on short
 sales)..............................................................     1.10%      1.31%     1.06%      0.99%      1.04%
Ratio of net investment income to average net assets.................     2.18%      2.13%     1.66%      2.37%      2.51%
Portfolio turnover rate..............................................     74.6%      75.8%     94.1%      90.8%      86.3%

--------
(1)Closing Price -- New York Stock Exchange.
(2)Total investment return is calculated assuming a purchase of a share of the Fund's common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)As required, effective January 1, 2001, the Fund adopted the provision of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 is shown below.

         Decrease net investment income....................... $(0.02)
         Increase net realized and unrealized gains and losses $ 0.02
         Decrease ratio of net investment income..............  (0.23)%

(4)Computed using average shares outstanding.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2005

NOTE 1 -- ORGANIZATION

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund's objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Income Taxes:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

  D. Dividends and Distributions to Shareholders:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. As of December 31, 2005, the Fund increased undistributed net investment income by $2,450,624, decreased the accumulated net realized loss by $11,728,393 and decreased capital paid in on shares of beneficial interest by $14,179,017.

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments and Securities Sold Short) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

   The Fund has $27,780,456 of capital loss carryovers, $23,005,530 expiring in 2010 and $4,774,926 expiring in 2011 which may be used to offset future capital gains. For the period ended December 31, 2005, the Fund utilized losses deferred in prior years of $13,730,924. The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

   In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

  E. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  F. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments and Securities Sold Short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  G. Options:

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Fund may purchase options, which are included in the Fund's Schedule of Investments and Securities Sold Short and subsequently marked-to-market to reflect the current value of the option.

   When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

   Transactions in written options for the period ended December 31, 2005 were as follows:

                                                           Number of Premiums
                                                           Contracts Received
                                                           --------- --------
     Option contracts outstanding at December 31, 2004....     --    $     --
     Option contracts written.............................    321      57,773
     Option contracts sold................................     --          --
     Option contracts exercised...........................   (120)    (51,240)
     Option contracts expired.............................   (201)     (6,533)
                                                             ----    --------
     Option contracts outstanding as of December 31, 2005.     --          --
                                                             ====    ========

  H. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the pro-ceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At December 31, 2005, the value of securities sold short amounted to $14,447,010 against which collateral of $26,222,378 was held. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding U.S. Government and agency securities, options, and short-term securities) for the period ended December 31, 2005, were as follows:

                    Purchases...................... $81,266,682
                    Sales..........................  88,961,671
                    Short sales....................  14,123,260
                    Purchases to cover short sales.   8,943,777

   Purchases and sales of long-term U.S. Government and agency securities for the period ended December 31, 2005, were as follows:

                    Purchases..................... $268,083,323
                    Sales.........................  245,387,034

NOTE 4 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests, with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis to 0.70% of the Fund's average daily net assets. During the period ended December 31, 2005, the Fund incurred advisory fees of $3,511,302.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. Effective March 2, 2004, the Sub-Adviser assumed an expanded role in reviewing the Fund's investment portfolio and collaborating in the security selection process with the Adviser's portfolio management team. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly owned subsidiary of PNX serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. The Administrator receives a fee for financial reporting, tax services, and oversight of the subagent's performance at a rate of 0.13% of the Fund's average daily net assets. During the period ended December 31, 2005, the Fund incurred Administration fees of $652,099. Effective March 1, 2006, the Administration fee will be reduced to a rate of 0.065% of the Fund's average daily net assets.

   c) Directors Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 5 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 6 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At December 31, 2005, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 92,891,488 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the year ended December 31, 2005, and the year ended December 31, 2004, there were no shares issued pursuant to the Plan.

   On December 19, 2005, the Fund announced a distribution of $0.044 per share to shareholders of record on December 30, 2005. This distribution has an ex-dividend date of January 4, 2006, and is payable on January 10, 2006.

NOTE 7 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 8 -- THE ZWEIG TOTAL RETURN FUND YEAR END RESULTS

                                 Total Return
                                 on Net Asset Net Asset    NYSE      Premium
                                    Value       Value   Share Price (Discount)
                                 ------------ --------- ----------- ----------
Year ended 12/31/2005...........      4.5%      $5.28    $ 4.7000     (11.0%)
Year ended 12/31/2004...........      6.1%       5.62      5.3500      (4.8%)
Year ended 12/31/2003...........      7.1%       5.70      5.0100     (12.1%)
Year ended 12/31/2002...........     (3.3%)      5.81      5.4900      (5.5%)
Year ended 12/31/2001...........     (1.9%)      6.63      7.0500       6.3%
Year ended 12/31/2000...........      5.7%       7.48      6.5700     (12.2%)
Year ended 12/31/1999...........      3.9%       7.89      6.5000     (17.6%)
Year ended 12/31/1998...........      8.8%       8.43      8.8750       5.3%
Year ended 12/31/1997...........     14.6%       8.61      9.4375       9.6%
Year ended 12/31/1996...........      6.3%       8.29      8.0000      (3.5%)
Year ended 12/31/1995...........     17.7%       8.63      8.6250      (0.1%)
Year ended 12/31/1994...........     (1.9%)      8.11      8.0000      (1.4%)
Year ended 12/31/1993...........     10.7%       9.11     10.7500      18.0%
Year ended 12/31/1992...........      2.1%       9.06     10.0000      10.4%
Year ended 12/31/1991...........     20.1%       9.79     10.6250       8.5%
Year ended 12/31/1990...........      4.2%       9.02      8.6250      (4.4%)
Year ended 12/31/1989...........     14.9%       9.59      9.7500       1.7%
Inception 9/30/1988-12/31/1988..      1.1%       9.24      9.1250      (1.2%)

                           CERTIFICATION (Unaudited)

   In accordance with the requirements of the Sarbanes-Oxley Act, the Fund's CEO (the President of the Fund) and CFO (the Treasurer of the Fund) have filed the required "Section 302" certifications with the SEC on Form N-CSR.

   In accordance with Section 303A of the NYSE listed company manual, the CEO certification has been filed with the NYSE.

                          TAX INFORMATION (Unaudited)

   For the fiscal year ended December 31, 2005, for federal income tax purposes, 13.1% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction for corporate shareholders.

   For the fiscal year ended December 31, 2005, the Fund hereby designates 13.5%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders.

   The actual percentage for the calendar year will be designated in the year-end tax statements.

[LOGO] PRICEWATERHOUSECOOPERS

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Zweig Total Return Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. (the "Fund") at December 31, 2005 and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCooper LLP
Boston, Massachusetts
February 16, 2006

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 10, 2005. The meeting was held for the purpose of electing two (2) nominees to the Board of Directors.

   The results of the above matters were as follows:

                                        Votes   Votes
            Directors       Votes For  Against Withheld  Abstentions
            ---------       ---------- ------- --------- -----------
            Wendy Luscombe. 81,411,916   N/A   4,985,904     N/A
            R. Keith Walton 81,334,330   N/A   5,063,490     N/A

   Based on the foregoing, Wendy Luscombe and R. Keith Walton were re-elected as Directors. The Fund's other Directors who continue in office are Charles H. Brunie, Daniel T. Geraci, Alden C. Olson, Ph.D. and James B. Rogers, Jr.

                                FUND MANAGEMENT

   Information pertaining to the Directors and officers of the Fund as of December 31, 2005 is set forth below. The address of each individual, unless otherwise noted, is c/o Phoenix/Zweig Advisers LLC, 900 Third Avenue, New York, NY 10022.

                            DISINTERESTED DIRECTORS

                                        Number of
                                       Portfolios
                                         in Fund
                      Term of Office     Complex
Name, Address, and    and Length of    Overseen by                Principal Occupation(s)
Date of Birth          Time Served      Director      During Past 5 Years and Other Directorships Held
------------------   ----------------- ----------- -------------------------------------------------------
Charles H. Brunie... Term: Until 2006.      2      Director of The Zweig Fund, Inc. (since 1998);
Brunie Associates    Served since:                 Chairman, Brunie Associates (investments) (since
600 Third Avenue,    1988.                         April 2001); Chairman, Oppenheimer Capital (1969 to
17th Floor                                         2000), Chairman (1980-1990); Chairman Emeritus,
New York, NY 10016                                 Manhattan Institute (since 1990). Trustee, Milton and
DOB: 7/17/30                                       Rose D. Friedman Foundation for Vouchers (since
                                                   1999). Trustee, Hudson Institute (since 2002). Trustee,
                                                   American Spectator (since 2002). Chartered Financial
                                                   Analyst (since 1969).

Wendy Luscombe...... Term: Until 2008.      2      Director of The Zweig Fund, Inc. (since 2002);
480 Churchtown Road  Served since:                 Principal, WKL Associates, Inc. (real estate
Craryville, NY 12521 2002.                         investment management) (since 1994). Fellow, Royal
DOB: 10/29/51                                      Institution of Chartered Surveyors. Member,
                                                   Chartered Institute of Arbitrators. Director,
                                                   Endeavour Real Estate Securities, Ltd. REIT Mutual
                                                   Fund (since 2000). Director, PXRE, Corp.
                                                   (reinsurance) (since 1994). Member and Chairman of
                                                   Management Oversight Committee, Deutsche Bank
                                                   Real Estate Opportunities Fund (since 2003), Trustee,
                                                   Acadia Realty Trust (since 2006).

Alden C. Olson...... Term: Until 2007.      2      Director of The Zweig Fund, Inc. (since 1996);
2711 Ramparte Path   Served since:                 currently retired. Chartered Financial Analyst (since
Holt, MI 48842       1996.                         1964). Professor of Financial Management,
DOB: 5/10/28                                       Investments at Michigan State University
                                                   (1959 to 1990).

James B. Rogers, Jr. Term: Until 2006.      2      Director of The Zweig Fund, Inc. (since 1986); Private
352 Riverside Drive  Served since:                 investor (since 1980). Chairman, Beeland Interests,
New York, NY 10025   1988.                         Inc. (investments and media) (since 1980). Author of
DOB: 10/19/42                                      "Investment Biker: On the Road with Jim Rogers"
                                                   (1994). "Adventure Capitalist" (2003) and "Hot
                                                   Commodities" (2004). Director, Emerging Markets
                                                   Brewery Fund (1993-2002). Director, Levco Series
                                                   Trust (since 1996).

                                          DISINTERESTED DIRECTORS

                                        Number of
                                       Portfolios
                                         in Fund
                      Term of Office     Complex
Name, Address, and     and Length of   Overseen by                 Principal Occupation(s)
Date of Birth           Time Served     Director       During Past 5 Years and Other Directorships Held
------------------   ----------------- ----------- ---------------------------------------------------------
R. Keith Walton..... Term: Until 2008.      2      Director of the Zweig Fund, Inc. (since 2004). Executive
15 Claremont Avenue  Served since:                 Vice President (since 2004), Secretary (since 1996) of
New York, NY 10027   2004.                         the University at Columbia University. Director (since
DOB: 9/28/64                                       2002), Chair, Nominating Committee (since 2002),
                                                   Member, Executive Committee (since 2002), Chair,
                                                   Audit Committee (since 2003), Apollo Theater
                                                   Foundation, Inc. Director, Orchestra of St. Luke's (since
                                                   2000). Member, Steering Committee, Association for a
                                                   Better New York (since 2001). Trustee, The Trinity
                                                   School, NYC (since 2003). Nominating and Governance
                                                   Committee Board of Directors (since 2004), Member
                                                   (since 1997), Nominations and Governance Committee
                                                   (since 2004), Council on Foreign Relations. Member,
                                                   Advisory Board, North General Hospital (since 2002).
                                                   Member, NY Advisory Board, Enterprise Foundation
                                                   (since 1999). Member, The American Law Institute
                                                   (since 1999). Member, Council for the United States and
                                                   Italy (since 1999). The Riverside Church Finance
                                                   Committee Chair (2001-2005).

                                            INTERESTED DIRECTOR

                      Term of Office,   Number of
                         Length of     Portfolios
                        Time Served      in Fund
                            and          Complex
Name, Address, and      Position(s)    Overseen by                 Principal Occupation(s)
Date of Birth            with Fund      Director       During Past 5 Years and Other Directorships Held
------------------   ----------------- ----------- ---------------------------------------------------------
Daniel T. Geraci.... Term: Until 2007.      2      Director, Chief Executive Officer and President of the
10 Stonemeadow Drive Served since:                 Zweig Fund, Inc. (since 2004). Executive Vice
Westwood, MA 02090   2004.                         President, Asset Management, The Phoenix Companies,
DOB: 6/12/57         Director, Chief               Inc. (wealth management) (since 2003). President and
                     Executive                     Chief Executive Officer, Phoenix Investment Partners,
                     Officer and                   Ltd. (since 2003). President certain Funds within the
                     President                     Phoenix Fund Complex (since December 2004).
                                                   President and Chief Executive Officer of North
                                                   American investment operations, Pioneer Investment
                                                   Management USA, Inc. (2001-2003). President of Private
                                                   Wealth Management Group (2000-2001), Executive Vice
                                                   President of Distribution and Marketing for Fidelity
                                                   Investments Institutional Services (Boston) (1998-2000),
                                                   Executive Vice President of Distribution and Marketing
                                                   for Fidelity Canada (1996-1998), Fidelity Investments.

                               OFFICERS WHO ARE NOT DIRECTORS

                    Position with
                    the Fund and
Name, Address and     Length of                     Principal Occupation(s)
Date of Birth        Time Served        During Past 5 Years and Other Directorships Held
-----------------  ---------------- --------------------------------------------------------
Carlton Neel...... Executive Vice   Executive Vice President of The Zweig Fund, Inc. (since
900 Third Avenue   President        2003); Senior Vice President and Portfolio Manager,
New York, NY 10022 since: 2003.     Phoenix/Zweig Advisers LLC (since 2003). Managing
DOB: 12/19/67                       Director and Co-Founder, Shelter Rock Capital
                                    Partners, LP (2002-2003). Senior Vice President and
                                    Portfolio Manager, Phoenix/Zweig Advisers LLC (1995-
                                    2002). Vice President, JP Morgan & Co. (1990-1995).

David Dickerson... Senior Vice      Senior Vice President of The Zweig Fund, Inc. (since
900 Third Avenue   President        2003); Senior Vice President and Portfolio Manager,
New York, NY 10022 since: 2003.     Phoenix/Zweig Advisers LLC (since 2003). Managing
DOB: 12/27/67                       Director and Co-Founder, Shelter Rock Capital
                                    Partners, LP (2002-2003). Vice President and Portfolio
                                    Manager, Phoenix/Zweig Advisers LLC (1993-2002).

Marc Baltuch...... Chief            Chief Compliance Officer and Vice President of The
900 Third Avenue   Compliance       Zweig Fund, Inc. (since 2004). President and Director of
New York, NY 10022 Officer and Vice Watermark Securities, Inc. (since 1991). Secretary of
DOB: 9/23/45       President        Phoenix-Zweig Trust (1989-2003). Secretary of Phoenix-
                   since: 2004.     Euclid Market Neutral Fund (1998-2002). Assistant
                                    Secretary of Gotham Advisors, Inc. (since 1990). Chief
                                    Compliance Officer of the Zweig Companies (since
                                    1989) and of the Phoenix Funds Complex (since 2004).

Moshe Luchins..... Vice President   Vice President of The Zweig Fund, Inc. (since 2004).
900 Third Avenue   since: 2004.     Associate Counsel of the Zweig Companies
New York, NY 10022                  (since 1996).
DOB: 12/22/71

Nancy Curtiss..... Treasurer        Treasurer of The Zweig Fund, Inc. (since 2003); Vice
56 Prospect Street since: 2003.     President, Operations (since 2003); Vice President,
Hartford, CT 06115                  Fund Accounting (1994-2003) and Treasurer (1996-
DOB: 11/24/52                       2003), Phoenix Equity Planning Corporation. Treasurer,
                                    multiple funds in Phoenix Fund Complex (since 1994).

Kevin J. Carr..... Chief Legal      Chief Legal Officer and Secretary of The Zweig Total
One American Row   Officer and      Return Fund, Inc. (since 2005). Vice President and
Hartford, CT 06102 Secretary        Counsel, Phoenix Life Insurance Company (since 2005).
DOB: 8/3/54        since: 2005.     Vice President, Counsel, Chief Legal Officer and
                                    Secretary, certain Funds within Phoenix Fund Complex
                                    (since 2005). Compliance Officer of Investments and
                                    Counsel, Travelers Life and Annuity Company (January
                                    2005-May 2005). Assistant General Counsel, The
                                    Hartford Financial Services Group (1999-2005).

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

   (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

The registrant does not have an audit committee financial expert at this time because none of the registrant's board of directors meets the technical definition of such an expert in form N-CSR. The audit committee of the board is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise", as determined by the board."

Item 4. Principal Accountant Fees and Services.

Audit Fees

   (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,000 for 2005 and $38,000 for 2004.

Audit-Related Fees

   (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $1,000 for 2005 and $0 for 2004. This represents the review of the semi-annual report.

Tax Fees

   (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,350 for 2005 and $7,450 for 2004.

       "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees

   (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

       The Zweig Total Return Fund, Inc. (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, "Covered Services"). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee's responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

              (b)100% for 2005; 100% for 2004

              (c)100% for 2005; 100% for 2004

              (d)Not applicable for 2005; not applicable for 2004.

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $892,561 for 2005 and $1,877,791.

   (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Audit Committee Members are: Charles H. Brunie, Wendy Luscombe, Prof. Alden C. Olson, James B. Rogers and R. Keith Walton.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

                              THE ZWEIG FUND, INC
                       THE ZWEIG TOTAL RETURN FUND, INC

               STATEMENT OF POLICY WITH RESPECT TO PROXY VOTING

 I. Definitions. As used in this Statement of Policy, the following terms shall have the meanings ascribed below:

    A. "Adviser" refers to Phoenix/Zweig Advisers LLC.

    B. "Corporate Governance Matters" refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

    C. "Delegate" refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by the Adviser to vote proxies on behalf of such delegated entity.

    D. "Fund" shall individually and collectively mean and refer to The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., and each of them.

    E. "Management Matters" refers to stock option plans and other management compensation issues.

    F. "Portfolio Holding" refers to any company or entity whose securities is held within the investment portfolio(s) of one or more of the Fund as of the date a proxy is solicited.

    G. "Proxy Contests" refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

    H. "Social Issues" refers to social and environmental issues.

    I. "Takeover" refers to "hostile" or "friendly" efforts to effect radical change in the voting control of the board of directors of a company.

II. General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with this Statement of Policy.

III. Factors to consider when voting.

    A. A Delegate may abstain from voting when it concludes that the effect on shareholders' economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

    B In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

    C. In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

    D. In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer's state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or "conditioned" proxy proposals.

    E. In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

    F. In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

    G. A Delegate shall generally vote against shareholder social matters proposals.

IV. Delegation.

    A. In the absence of a specific direction to the contrary from the Board of Trustees of the Fund, the Adviser will be responsible for voting proxies for all Portfolio Holdings in accordance with this Statement of Policy, or for delegating such responsibility as described below.

    B. The Adviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Statement of Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

    C. With regard to each Series for which there is a duly appointed Subadviser acting pursuant to an investment advisory agreement satisfying the requirements of Section 15(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, the Subadviser may, pursuant to delegated authority from the Adviser, vote proxies for Portfolio Holdings with regard to the Series or portion of the assets thereof for which the Subadviser is responsible. In such case, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Sections II, III and V of this Statement of Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures ("Subadviser Procedures") if the following two conditions are satisfied: (1) the Adviser must have approved the Subadviser Procedures based upon the Adviser's determination that the Subadviser Procedures are reasonably designed to further the best economic interests of the affected Fund shareholders, and (2) the Subadviser Procedures are reviewed and approved annually by the Board of Trustees. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Statement of Policy.

 V. Conflicts of Interest

    A. The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board of Trustees may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

    B. While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Trustees or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of the each proposing Delegate.

    C. The Adviser shall promptly notify the President of the Fund once any actual or potential conflict of interest exists and their recommendations for protecting the best interests of Fund's shareholders. No Adviser shall waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund pursuant to section D of this Article.

    D. In the event that a determination, authorization or waiver under this Statement of Policy is requested at a time other than a regularly scheduled meeting of the Board of Trustees, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Statement of Policy and provide a report of his or her determinations at the next following meeting of the Board of Trustees.

VI. Miscellaneous.

    A. A copy of the current Statement of Policy with Respect to Proxy Voting and the voting records for the Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available upon request.

    B. The Adviser shall present a report of any material deviations from this Statement of Policy at every regularly scheduled meeting of the Board of Trustees and shall provide such other reports as the Board of Trustees may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Statement of Policy at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940. The Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended.

    C. The Adviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

    D. The Adviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser, as the case may be. In performing its duties hereunder, the Adviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

    This Statement of Policy shall be presented to the Board of Trustees annually for their amendment and/or approval.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

       Following are the names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") and each Portfolio Manager's business experience during the past 5 years as of March 8, 2006: Carlton Neel and David Dickerson have served as Co-Portfolio Managers of The Zweig Total Return Fund, Inc., a closed-end fund managed by Phoenix/Zweig Advisers LLC (the "Fund") since April 1, 2003. Mr. Neel and Mr. Dickerson are Senior Vice Presidents of Phoenix/Zweig Advisers LLC ("PZA") and Euclid Advisors, LLC, a subsidiary of PZA. Mr. Neel and Mr. Dickerson were previously employed by PZA and managed the Phoenix Market Neutral Fund from April 2000 through June 2002. Since April 1, 2003, they have served as Portfolio Managers for The Zweig Fund, Inc., a closed-end fund managed by PZA, and as Portfolio Managers for the Phoenix Small-Cap Value Fund and Phoenix Market Neutral Fund, two funds also managed by PZA. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Neel and
       Mr. Dickerson co-founded and managed a hedge fund based on the same market neutral strategy used previously while managing certain of the funds which they manage.

       Mr. Neel previously served as Senior Portfolio Manager for a number of the former Phoenix-Zweig mutual funds from 1995 until July 2002. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co.

       Mr. Dickerson began his investment career at the Zweig Companies in 1993.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

       Other Accounts Managed by Portfolio Manager(s) or Management Team Member

       The following information is provided as of the fiscal year ended December 31, 2005.

       Mr. Neel and Mr. Dickerson are responsible for the day-to-day management of other portfolios of other accounts, namely The Zweig Fund, Inc., Phoenix Small-Cap Value Fund and Phoenix Market Neutral Fund. For both Mr. Neel and Mr. Dickerson, the following are tables which provide the number of other accounts managed within the Type of Accounts and the Total Assets for each Type of Account. Also provided for each Type of Account is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

                                                                                    Number of    Total Assets in
                                                                                 Accounts where  Accounts where
Name of Portfolio                                   Total Number of              Advisory Fee is Advisory Fee is
Manager or Team                                        Accounts                     Based on        Based on
Member                     Type of Accounts             Managed     Total Assets   Performance     Performance
-------------------  -----------------------------  --------------- ------------ --------------- ---------------
David Dickerson      Registered
                     Investment Companies:               3          $1.1 billion      None            None

                     Other Pooled Investment
                     Vehicles:                           None           None          None            None

                     Other Accounts:                     None           None          None            None

                                                                                    Number of    Total Assets in
                                                                                 Accounts where  Accounts where
Name of Portfolio                                   Total Number of              Advisory Fee is Advisory Fee is
Manager or Team                                        Accounts                     Based on        Based on
Member                     Type of Accounts             Managed     Total Assets   Performance     Performance
-------------------  -----------------------------  --------------- ------------ --------------- ---------------

Carlton Neel         Registered Investment
                     Companies:                          3          $1.1 billion      None            None

                     Other Pooled Investment
                     Vehicles:                           None           None          None            None

                     Other Accounts:                     None           None          None            None

       Potential Conflicts of Interest

       There may be certain inherent conflicts of interest that arise in connection with the Mr. Neel's and Mr. Dickerson's management of each Fund's investments and the investments of any other accounts he manages. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees/Directors has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Advisers and Subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds' most recent fiscal year ended December 31, 2005. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by Mr. Neel and Mr. Dickerson since portfolio managers generally manage funds and other accounts having similar investment strategies.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

       For the most recently completed fiscal year ended December 31, 2005, following is a description of Mr. Neel's and Mr. Dickerson's compensation structure as portfolio managers of PZA.

       Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary (fixed compensation), an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and reduce tax implications.

       The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

       Finally, Portfolio Managers and investment professionals may also receive The Phoenix Companies, Inc. ("PNX") stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

       Following is a more detailed description of the compensation structure of the Fund's portfolio managers.

       Base Salary. Each Portfolio Manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals. Compensation is not based on the value of assets held in the Fund's portfolio.

       Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

      (1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

      (2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

      (3) Fifteen percent of the target incentive is based on the portfolio manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

       The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (I) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity,
       (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

       Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

       Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

(a)(4)  Disclosure of Securities Ownership

       For the most recently completed fiscal year ended December 31, 2005, beneficial ownership of shares of the Fund by Messrs. Dickerson and Neel are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

                                               Dollar ($)
                                              Range of Fund
                 Name of Portfolio               Shares
                    Manager or                Beneficially
                    Team Member                   Owned
                 -----------------      -------------------------
                  David Dickerson            $10,001-$50,000
                   Carlton Neel              $10,001-$50,000

(b)     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2)     Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
               Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)     Not applicable.

    (b)        Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
               Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                The Zweig Total Return Fund, Inc.

By   (Signature and Title)* /s/ Daniel T. Geraci
                            -------------------------
                            Daniel T. Geraci, President
                            and Chief Executive Officer
                            (principal executive officer)
Date March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   (Signature and Title)* /s/ Daniel T. Geraci
                            --------------------
                            Daniel T. Geraci, President
                            and Chief Executive Officer
                            (principal executive officer)
Date March 9, 2006

By   (Signature and Title)* /s/ Nancy G. Curtiss
                            --------------------
                            Nancy G. Curtiss, Treasurer
                            (principal financial officer)
Date March 9, 2006

--------
* Print the name and title of each signing officer under his or her signature.